Commitments and contingencies	12 Months Ended
Dec. 31, 2025
Commitments and contingencies.
Commitments and contingencies

25.Commitments and contingencies

(a)Operating commitments

As of December 31, 2025, future minimum payments under non-cancelable agreements consist of the following,

Operating commitments
RMB
2026	7,808
2027	4,649
2028	4,457
2029	8,415
25,329

The commitments presented above mainly consist of property management fees, short-term lease commitments and leases that have not yet commenced but that create significant rights and obligations for the Company, which are not included in operating lease right-of-use assets and lease liabilities.

(b)Capital and other commitments

As of December 31, 2025, the Group had outstanding capital expenditures contracted for construction in progress and investment totaling RMB223,134 are analyzed as follows.

Capital commitments
RMB
Construction in progress	208,134
Investment	15,000
223,134

25.Commitments and contingencies (continued)

(c)Legal proceedings

The Group records a liability when the likelihood of an unfavorable outcome is probable and the amount of loss can be reasonably estimated. The Group evaluates, on a regular basis, developments in litigation matters that could affect the amount of liability that has been previously accrued and makes adjustments as appropriate.

As of December 31, 2025, there were a few significant pending claims related to live streaming broadcasters recruitment and alleged copyright infringement with an aggregate amount of RMB226 million. Given that potential claims amounts were related to cases which are in the early stage or where there is a lack of clear or consistent interpretation of laws specific to the industry-specific complaints among different jurisdictions, the Group is unable to estimate the reasonably possible loss as the proceedings timing and outcome of pending litigation is inherently uncertain.